Exhibit 99.1

Contacts:	Craig W. Best

President and CEO

Penseco Financial Services Corporation

(570) 346-7741

Merger Approved by Penseco Financial Services Corporation Shareholders

November 21, 2013 Scranton, PA — The Special Meeting of Shareholders of Penseco Financial Services Corporation, the holding company of Penn Security Bank & Trust Company (“Penseco”) was held this afternoon in Scranton, Pennsylvania. The requisite majority of Penseco shareholders voted in favor of the merger of Penseco with Peoples Financial Services Corp., the holding company of Peoples Neighborhood Bank.

The shareholders of Peoples Financial Services Corp. (“Peoples”), the holding company of Peoples Neighborhood Bank, approved the merger on November 15, 2013. The transaction remains subject to the satisfaction of customary closing conditions. It is expected to be completed in the fourth quarter of 2013.

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About Penseco Financial Services Corporation

Penseco Financial Services Corporation, through its subsidiary Penn Security Bank & Trust Company, operates thirteen offices in Lackawanna, Luzerne, Wayne and Monroe counties. Penseco’s stock is quoted on the OTCQB market place maintained by OTC Market Groups, Inc. under the symbol “PFNS”.

Forward-Looking Statements

We make statements in this press release, and we may from time to time make other statements, regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Penseco Financial Services Corporation, Penn Security Bank & Trust Company or its subsidiaries (collectively, “Penseco” or “we”), that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Penseco claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

Penseco cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Penseco’s operations, pricing, products and services and other factors that may be described in the Penseco’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”) from time to time.

In addition to these risks, acquisitions and business combinations—such as the business combination currently proposed between Penseco and Peoples—present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder—or take longer—to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Penseco or Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Penseco assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

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